Exhibit 99.01

EFI UPDATES ON TIMING OF RESTATEMENT

Provides Preliminary Estimate of Non-cash Charge Related to Past Stock Option Practices

Foster City, Calif. – September 27, 2007 – EFI (Nasdaq: EFII), the world leader in customer-focused digital printing innovation, has announced preliminary estimates of its non-cash charge related to past stock option practices. For the periods 1992 through 2005, the Company expects to recognize approximately $100 million on a post-tax basis, and approximately $150 million on a pre-tax basis, of incremental non-cash stock-based compensation expense. The Company’s preliminary findings indicate that stock options granted prior to January 31, 2001 and subject to re-measurement, comprise more than 97% of the incremental non-cash stock-based compensation expense recognized for the periods subject to restatement.

EFI previously announced the completion of the independent investigation by a special committee of its board of directors into its historical stock option practices, and the remedial actions it is taking in response to the findings and recommendations of the special committee. EFI is currently working on the anticipated restatement and will become current in its public filings with the Securities and Exchange Commission as soon as practicable. The Company’s work related to the restatement is preliminary and subject to revision. The financial statement effects resulting from the special committee’s findings also remain subject to final review by EFI’s independent registered public accounting firm. Until the restatement is complete, the Company will be unable to file its Form 10-Q for the quarters ended September 30, 2006, March 31, 2007 and June 30, 2007, or its Form 10-K for the year ended December 31, 2006.

The Company previously announced that it was targeting the end of the third quarter of 2007 to becoming compliant with its SEC filings. At this time, the Company is revising this target date, and now expects to become current with its SEC filings prior to the Company’s third quarter earnings release. EFI has scheduled its quarterly conference call to discuss third quarter 2007 results on Tuesday, October 23, 2007, at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). The call will be webcast by Thomson/CCBN and can be accessed at the investor relations portion of EFI’s web site at www.efi.com.

Safe Harbor for Forward Looking Statements

Certain statements in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These statements in this press release include “EFI… has announced preliminary estimates of its non-cash charge related to past stock option practices…For the periods 1992 through 2005, the Company expects to recognize approximately $100 million on a post-tax basis, and approximately $150 million on a pre-tax basis, of incremental non-cash stock-based compensation expense. …The Company’s preliminary findings indicate that stock options granted prior to January 31, 2001 and subject to re-measurement, comprise more than 97% of the incremental non-cash stock-based compensation expense recognized for the periods subject to restatement…EFI is currently working on the anticipated restatement and will become current in its public filings with the Securities and Exchange Commission as soon as practicable…The Company’s work related to the restatement is preliminary and subject to revision…The financial statement effects resulting from the special committee’s findings also remain subject to final review by EFI’s independent registered public accounting firm…At this time, the Company is revising this target date, and now expects to become current with its SEC filings prior to the Company’s third quarter earnings release.”

Forward-looking statements are subject to certain risks and uncertainties that could cause our actual future results to differ materially, or cause a material adverse impact on our results, which include, but are not necessarily limited to, the following: (1) management’s ability to forecast revenues, expenses and earnings, especially on a quarterly basis; (2) unexpected declines in revenues or increases in expenses; (3) the additional costs and expenses related to the investigation into the Company’s past stock option grants and stock option grant practices; (4) the restatement of or significant adjustments to the Company’s reported historical results for prior periods, including the preliminary results contained in this press release, as a result of the findings of the special committee investigation into the Company’s past stock option grants and stock option grant practices; (5) the adverse impact of a restatement or significant adjustments to the Company’s reported historical results for prior periods, including the preliminary results contained in this press release; (6) the delay in filing our 10-Q for the quarters ended September 30, 2006, March 31, 2007, June 30, 2007 and our 10-K for the year ended December 31, 2006; (7) the potential suspension of our Common Stock from trading on Nasdaq arising from the delay in filing our periodic reports with the SEC and the possibility that the Nasdaq Listing and Hearing Review Council may lift its stay on the action by the Nasdaq Listing Qualifications Panel to delist our Common Stock, and the possibility that we may be unable to meet the current deadline of October 22, 2007 to regain compliance with Nasdaq’s requirements, and the possibility that we may be unable to obtain any further relief from Nasdaq in respect of these requirements; (8) the potential acceleration of the amounts due under our outstanding convertible debentures arising from an event of default related to the delay in filing our periodic reports with the SEC or the potential suspension of our Common Stock from trading on Nasdaq; (9) our inability to exercise our option to repurchase our outstanding convertible debentures through the issuance of Common Stock if our Common Stock is suspended from trading on Nasdaq; (10) the potential adverse impact of litigation relating to the Company’s past stock grants and stock option practices; (11) the possibility of additional litigation and governmental actions relating to our past stock grants and stock option practices; (12) current world-wide financial, economic and political difficulties and downturns, including adverse variations in foreign exchange rates, that could affect demand for our products; (13) a significant decline or delay in demand for our products by any of our important OEM partners; (14) the unpredictability of development schedules and commercialization of the products manufactured and sold by our OEM partners; (15) variations in growth rates or declines in the printing and imaging markets across various geographic regions; (16) changes in historic customer order patterns, including changes in customer and channel inventory levels; (17) changes in the mix of products sold leading to variations in operating results; (18) the uncertainty of market acceptance of new product introductions; (19) delays in product deliveries that cause quarterly revenues and income to fall significantly short of anticipated levels; (20) competition and/or market factors, which may adversely affect margins; (21) competition in each of our businesses, including competition from products internally developed by EFI’s customers; (22) excess or obsolete inventory and variations in inventory valuation; (23) intense competition in the industrial and commercial digital inkjet market; (24) the uncertainty of continued success in technological advances, including development and implementation of new processes and strategic products; (25) the challenges of obtaining timely, efficient and quality product manufacturing; (26) litigation involving intellectual property rights or other related matters; (27) our ability to adequately and timely service our debt; (28) our ability to successfully integrate acquired businesses, without operational disruption to our existing businesses; (29) the potential that investments in new business strategies and initiatives could disrupt the Company’s ongoing businesses and may present risks not originally contemplated; (30) the potential loss of sales, unexpected costs or adverse impact on relations with customers or suppliers as a result of acquisitions; (31) differences between the financial results as filed with the SEC and the preliminary results included in our earnings press releases due to the complexity in accounting rules; and (32) any other risk factors that may be included from time to time in the Company’s SEC reports.

EFI undertakes no obligation to update information contained in this press release. For further information regarding risks and uncertainties associated with EFI’s businesses, please refer to the section entitled “Factors That Could Adversely Affect Performance” in the Company’s SEC filings, including, but not limited to, its annual report on Form 10-K and its quarterly reports on Form 10-Q, copies of which may be obtained by contacting EFI’s Investor Relations Department by phone at 650-357-3828 or by email at investor.relations@efi.com or EFI’s Investor Relations website at http://www.efi.com.

About EFI

EFI (www.efi.com) is the world leader in customer-focused digital printing innovation. EFI’s award-winning solutions, integrated from creation to print, deliver increased performance, cost savings and productivity. The company’s robust product portfolio includes Fiery® digital color print servers; VUTEk® superwide digital inkjet printers, UV and solvent inks; Jetrion® industrial inkjet printing systems; print production workflow and management information software; and corporate printing solutions. EFI maintains 23 offices worldwide.